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                                                                      EXHIBIT 24

                                  POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert D. Alton, Jr. and David A. Christensen, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 of Hickory Tech Corporation and any additional Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the Registration Statement (or Registration Statements, if an additional Registration Statement is filed pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

                    Name                                    Date
                    ----                                    ----

            /s/ Robert D. Alton, Jr.                   April 12, 1999
          ------------------------------
                Robert D. Alton, Jr.


            /s/ David A. Christensen                   April 12, 1999
          ------------------------------
                David A. Christensen


            /s/ Robert K. Else                         April 12, 1999
          ------------------------------
                Robert K. Else


            /s/ Lyle T. Bosacker                       April 12, 1999
          ------------------------------
                Lyle T. Bosacker


            /s/ Myrita P. Craig                        April 12, 1999
          ------------------------------
                Myrita P. Craig


            /s/ James H. Holdrege                      April 12, 1999
          ------------------------------
                James H. Holdrege


            /s/ Lyle G. Jacobson                       April 12, 1999
          ------------------------------
                Lyle G. Jacobson


            /s/ R. Wynn Kearney, Jr.                   April 12, 1999
          ------------------------------
                R. Wynn Kearney, Jr.


            /s/ Starr J. Kirklin                       April 12, 1999
          ------------------------------
                Starr J. Kirklin


            /s/ Robert E. Switz                        April 12, 1999
          ------------------------------
                Robert E. Switz

            /s/ Brett M. Taylor, Jr.                   April 12, 1999
          ------------------------------
                Brett M. Taylor, Jr.